                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 31, 2007

                                ERF Wireless Inc.
             (Exact name of registrant as specified in its charter)


             Nevada                    000-27467                76-0196431
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)

    2911 South Shore Boulevard, Suite 100, League City, Texas   77573
    --------------------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)

                                 (281) 538-2101
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 31, 2007, ERFW completed the purchase of substantially all the assets from TSTAR Internet, Inc. (the "Business"). The assets purchased include substantially all of the assets associated with the Internet operations of TSTAR including the current customer base, inventory, equipment, contract rights, vehicles, Internet address space, general intangibles and wireless broadband equipment infrastructure comprising the network that covers a geographic area covering certain counties in Central Texas, including Llano and Burnet.

The asset purchase agreement required ERFW to pay aggregate consideration of $1,100,000 plus the assumption of certain operating liabilities. These liabilities include all of the liabilities: (i) arising in connection with the operation of the Business by the Subsidiary after the Closing date; (ii) arising after the Closing date in connection with the performance by the Subsidiary of the contracts and agreements associated with the Business assigned to Subsidiary, including the ISP Subscriber Contracts, office lease and utilities in effect pertaining to the Business, equipment and tower leases, and the Equipment Purchase, Monitoring and Maintenance Agreements in existence with customers; (iii) accounts payable outstanding or accrued as of the closing date as limited and subject to the adjustments set forth in section 1.7 - Adjustments to Purchase Price and (iv) the Chase Automotive Finance note for approximately $12,846. At the time of the transaction, there were no material relationships between the Seller and ERFW or any of its affiliates, or any director or officer of ERFW, or any associate of any such officer or director.

The sole purpose of this Amendment 1 to Form 8-K dated November 5, 2007, is to file such required financial information in accordance with item 9.01.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. See Item 9.01(a) attached herewith.

         EXHIBIT 99.1 - Audited Financial Statements of TSTAR INTERNET, INC. For the years ended December 31, 2006 and 2005 and Unaudited Financial Statements of TSTAR INTERNET, INC., for the nine months ended September 30, 2007 and 2006.

(b)      PRO FORMA FINANCIAL INFORMATION. See Item 9.01(b) attached herewith

         EXHIBIT 99.2 - Pro Forma Consolidated Balance Sheets for ERFW and TSTAR INTERNET, INC., at September 30, 2007; Pro Forma Statements of Operations for ERFW and TSTAR INTERNET, INC., for the nine months ended September 30, 2007, and Pro Forma Statements of Operations for ERFW and TSTAR INTERNET, INC., for the year ended December 31, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 14, 2008



                                             /s/ H. Dean Cubley
                                             -----------------------------
                                             H. Dean Cubley
                                             Chief Executive Officer
                                             (Principal Executive Officer)


                                       3